Exhibit 24.1
POWER OF ATTORNEY
     The undersigned, President, Chief Executive Officer and a Director of AMR Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Thomas W. Horton, Gary F. Kennedy and Kenneth W. Wimberly, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to execute and deliver in his or her name, place and stead:
     (a) a Registration Statement on Form S-3 of the Corporation to be filed with the Securities and Exchange Commission (the “SEC”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), (i) securities of the Corporation (including, without limitation, debt securities; shares of common stock; shares of preferred stock; depositary shares representing fractional interests in shares of preferred stock or debt securities; warrants to purchase debt securities, shares of preferred stock or common stock or other securities, property or assets, as well as other types of warrants; stock purchase contracts obligating the Corporation to sell, and holders to purchase, shares of preferred stock or common stock or other securities, property or assets; stock purchase units; and guarantees by the Corporation of securities of American Airlines, Inc. (“American”)), (ii) securities of American (including, without limitation, debt securities, warrants to purchase debt securities, pass through certificates and guarantees by American of securities issued by the Corporation) and (iii) any other securities that may be described from time to time in the Registration Statement by means of a post-effective amendment thereto (such securities described in clauses (i) through (iii) above being collectively referred to as the “Securities”), such Securities to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or the Board of Directors of American, as the case may be, or any duly authorized committee of either thereof; and
     (b) any and all amendments (including, without limitation, post-effective amendments of any kind whatsoever) to the Registration Statement;
and any and all other documents and instruments in connection with the Registration Statement and any amendments thereto that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.
     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 17th day of July, 2009.

/s/ Gerard J. Arpey
Gerard J. Arpey

Witness:

/s/ Kenneth W. Wimberly Kenneth W. Wimberly

POWER OF ATTORNEY
     The undersigned, a Director of AMR Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Thomas W. Horton, Gary F. Kennedy and Kenneth W. Wimberly, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to execute and deliver in his or her name, place and stead:
     (a) a Registration Statement on Form S-3 of the Corporation to be filed with the Securities and Exchange Commission (the “SEC”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), (i) securities of the Corporation (including, without limitation, debt securities; shares of common stock; shares of preferred stock; depositary shares representing fractional interests in shares of preferred stock or debt securities; warrants to purchase debt securities, shares of preferred stock or common stock or other securities, property or assets, as well as other types of warrants; stock purchase contracts obligating the Corporation to sell, and holders to purchase, shares of preferred stock or common stock or other securities, property or assets; stock purchase units; and guarantees by the Corporation of securities of American Airlines, Inc. (“American”)), (ii) securities of American (including, without limitation, debt securities, warrants to purchase debt securities, pass through certificates and guarantees by American of securities issued by the Corporation) and (iii) any other securities that may be described from time to time in the Registration Statement by means of a post-effective amendment thereto (such securities described in clauses (i) through (iii) above being collectively referred to as the “Securities”), such Securities to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or the Board of Directors of American, as the case may be, or any duly authorized committee of either thereof; and
     (b) any and all amendments (including, without limitation, post-effective amendments of any kind whatsoever) to the Registration Statement;
and any and all other documents and instruments in connection with the Registration Statement and any amendments thereto that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.
     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 12th day of July, 2009.

/s/ John W. Bachmann
John W. Bachmann

Witness:

/s/ Kenneth W. Wimberly Kenneth W. Wimberly

POWER OF ATTORNEY
     The undersigned, a Director of AMR Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Thomas W. Horton, Gary F. Kennedy and Kenneth W. Wimberly, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to execute and deliver in his or her name, place and stead:
     (a) a Registration Statement on Form S-3 of the Corporation to be filed with the Securities and Exchange Commission (the “SEC”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), (i) securities of the Corporation (including, without limitation, debt securities; shares of common stock; shares of preferred stock; depositary shares representing fractional interests in shares of preferred stock or debt securities; warrants to purchase debt securities, shares of preferred stock or common stock or other securities, property or assets, as well as other types of warrants; stock purchase contracts obligating the Corporation to sell, and holders to purchase, shares of preferred stock or common stock or other securities, property or assets; stock purchase units; and guarantees by the Corporation of securities of American Airlines, Inc. (“American”)), (ii) securities of American (including, without limitation, debt securities, warrants to purchase debt securities, pass through certificates and guarantees by American of securities issued by the Corporation) and (iii) any other securities that may be described from time to time in the Registration Statement by means of a post-effective amendment thereto (such securities described in clauses (i) through (iii) above being collectively referred to as the “Securities”), such Securities to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or the Board of Directors of American, as the case may be, or any duly authorized committee of either thereof; and
     (b) any and all amendments (including, without limitation, post-effective amendments of any kind whatsoever) to the Registration Statement;
and any and all other documents and instruments in connection with the Registration Statement and any amendments thereto that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.
     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 13th day of July, 2009.

/s/ David L. Boren
David L. Boren

Witness:

/s/ Kenneth W. Wimberly Kenneth W. Wimberly

POWER OF ATTORNEY
     The undersigned, a Director of AMR Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Thomas W. Horton, Gary F. Kennedy and Kenneth W. Wimberly, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to execute and deliver in his or her name, place and stead:
     (a) a Registration Statement on Form S-3 of the Corporation to be filed with the Securities and Exchange Commission (the “SEC”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), (i) securities of the Corporation (including, without limitation, debt securities; shares of common stock; shares of preferred stock; depositary shares representing fractional interests in shares of preferred stock or debt securities; warrants to purchase debt securities, shares of preferred stock or common stock or other securities, property or assets, as well as other types of warrants; stock purchase contracts obligating the Corporation to sell, and holders to purchase, shares of preferred stock or common stock or other securities, property or assets; stock purchase units; and guarantees by the Corporation of securities of American Airlines, Inc. (“American”)), (ii) securities of American (including, without limitation, debt securities, warrants to purchase debt securities, pass through certificates and guarantees by American of securities issued by the Corporation) and (iii) any other securities that may be described from time to time in the Registration Statement by means of a post-effective amendment thereto (such securities described in clauses (i) through (iii) above being collectively referred to as the “Securities”), such Securities to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or the Board of Directors of American, as the case may be, or any duly authorized committee of either thereof; and
     (b) any and all amendments (including, without limitation, post-effective amendments of any kind whatsoever) to the Registration Statement;
and any and all other documents and instruments in connection with the Registration Statement and any amendments thereto that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.
     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 17th day of July, 2009.

/s/ Armando M. Codina
Armando M. Codina

Witness:

/s/ Kenneth W. Wimberly Kenneth W. Wimberly

POWER OF ATTORNEY
     The undersigned, a Director of AMR Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Thomas W. Horton, Gary F. Kennedy and Kenneth W. Wimberly, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to execute and deliver in his or her name, place and stead:
     (a) a Registration Statement on Form S-3 of the Corporation to be filed with the Securities and Exchange Commission (the “SEC”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), (i) securities of the Corporation (including, without limitation, debt securities; shares of common stock; shares of preferred stock; depositary shares representing fractional interests in shares of preferred stock or debt securities; warrants to purchase debt securities, shares of preferred stock or common stock or other securities, property or assets, as well as other types of warrants; stock purchase contracts obligating the Corporation to sell, and holders to purchase, shares of preferred stock or common stock or other securities, property or assets; stock purchase units; and guarantees by the Corporation of securities of American Airlines, Inc. (“American”)), (ii) securities of American (including, without limitation, debt securities, warrants to purchase debt securities, pass through certificates and guarantees by American of securities issued by the Corporation) and (iii) any other securities that may be described from time to time in the Registration Statement by means of a post-effective amendment thereto (such securities described in clauses (i) through (iii) above being collectively referred to as the “Securities”), such Securities to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or the Board of Directors of American, as the case may be, or any duly authorized committee of either thereof; and
     (b) any and all amendments (including, without limitation, post-effective amendments of any kind whatsoever) to the Registration Statement;
and any and all other documents and instruments in connection with the Registration Statement and any amendments thereto that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.
     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 17th day of July, 2009.

/s/ Rajat K. Gupta
Rajat K. Gupta

Witness:

/s/ Kenneth W. Wimberly Kenneth W. Wimberly

POWER OF ATTORNEY
     The undersigned, a Director of AMR Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Thomas W. Horton, Gary F. Kennedy and Kenneth W. Wimberly, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to execute and deliver in his or her name, place and stead:
     (a) a Registration Statement on Form S-3 of the Corporation to be filed with the Securities and Exchange Commission (the “SEC”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), (i) securities of the Corporation (including, without limitation, debt securities; shares of common stock; shares of preferred stock; depositary shares representing fractional interests in shares of preferred stock or debt securities; warrants to purchase debt securities, shares of preferred stock or common stock or other securities, property or assets, as well as other types of warrants; stock purchase contracts obligating the Corporation to sell, and holders to purchase, shares of preferred stock or common stock or other securities, property or assets; stock purchase units; and guarantees by the Corporation of securities of American Airlines, Inc. (“American”)), (ii) securities of American (including, without limitation, debt securities, warrants to purchase debt securities, pass through certificates and guarantees by American of securities issued by the Corporation) and (iii) any other securities that may be described from time to time in the Registration Statement by means of a post-effective amendment thereto (such securities described in clauses (i) through (iii) above being collectively referred to as the “Securities”), such Securities to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or the Board of Directors of American, as the case may be, or any duly authorized committee of either thereof; and
     (b) any and all amendments (including, without limitation, post-effective amendments of any kind whatsoever) to the Registration Statement;
and any and all other documents and instruments in connection with the Registration Statement and any amendments thereto that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.
     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 17th day of July, 2009.

/s/ Alberto Ibargűen
Alberto Ibargűen

Witness:

/s/ Kenneth W. Wimberly Kenneth W. Wimberly

POWER OF ATTORNEY
     The undersigned, a Director of AMR Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Thomas W. Horton, Gary F. Kennedy and Kenneth W. Wimberly, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to execute and deliver in his or her name, place and stead:
     (a) a Registration Statement on Form S-3 of the Corporation to be filed with the Securities and Exchange Commission (the “SEC”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), (i) securities of the Corporation (including, without limitation, debt securities; shares of common stock; shares of preferred stock; depositary shares representing fractional interests in shares of preferred stock or debt securities; warrants to purchase debt securities, shares of preferred stock or common stock or other securities, property or assets, as well as other types of warrants; stock purchase contracts obligating the Corporation to sell, and holders to purchase, shares of preferred stock or common stock or other securities, property or assets; stock purchase units; and guarantees by the Corporation of securities of American Airlines, Inc. (“American”)), (ii) securities of American (including, without limitation, debt securities, warrants to purchase debt securities, pass through certificates and guarantees by American of securities issued by the Corporation) and (iii) any other securities that may be described from time to time in the Registration Statement by means of a post-effective amendment thereto (such securities described in clauses (i) through (iii) above being collectively referred to as the “Securities”), such Securities to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or the Board of Directors of American, as the case may be, or any duly authorized committee of either thereof; and
     (b) any and all amendments (including, without limitation, post-effective amendments of any kind whatsoever) to the Registration Statement;
and any and all other documents and instruments in connection with the Registration Statement and any amendments thereto that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.
     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 17th day of July, 2009.

/s/ Ann M. Korologos
Ann M. Korologos

Witness:

/s/ Kenneth W. Wimberly Kenneth W. Wimberly

POWER OF ATTORNEY
     The undersigned, a Director of AMR Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Thomas W. Horton, Gary F. Kennedy and Kenneth W. Wimberly, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to execute and deliver in his or her name, place and stead:
     (a) a Registration Statement on Form S-3 of the Corporation to be filed with the Securities and Exchange Commission (the “SEC”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), (i) securities of the Corporation (including, without limitation, debt securities; shares of common stock; shares of preferred stock; depositary shares representing fractional interests in shares of preferred stock or debt securities; warrants to purchase debt securities, shares of preferred stock or common stock or other securities, property or assets, as well as other types of warrants; stock purchase contracts obligating the Corporation to sell, and holders to purchase, shares of preferred stock or common stock or other securities, property or assets; stock purchase units; and guarantees by the Corporation of securities of American Airlines, Inc. (“American”)), (ii) securities of American (including, without limitation, debt securities, warrants to purchase debt securities, pass through certificates and guarantees by American of securities issued by the Corporation) and (iii) any other securities that may be described from time to time in the Registration Statement by means of a post-effective amendment thereto (such securities described in clauses (i) through (iii) above being collectively referred to as the “Securities”), such Securities to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or the Board of Directors of American, as the case may be, or any duly authorized committee of either thereof; and
     (b) any and all amendments (including, without limitation, post-effective amendments of any kind whatsoever) to the Registration Statement;
and any and all other documents and instruments in connection with the Registration Statement and any amendments thereto that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.
     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 17th day of July, 2009.

/s/ Michael A. Miles
Michael A. Miles

Witness:

/s/ Kenneth W. Wimberly Kenneth W. Wimberly

POWER OF ATTORNEY
     The undersigned, a Director of AMR Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Thomas W. Horton, Gary F. Kennedy and Kenneth W. Wimberly, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to execute and deliver in his or her name, place and stead:
     (a) a Registration Statement on Form S-3 of the Corporation to be filed with the Securities and Exchange Commission (the “SEC”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), (i) securities of the Corporation (including, without limitation, debt securities; shares of common stock; shares of preferred stock; depositary shares representing fractional interests in shares of preferred stock or debt securities; warrants to purchase debt securities, shares of preferred stock or common stock or other securities, property or assets, as well as other types of warrants; stock purchase contracts obligating the Corporation to sell, and holders to purchase, shares of preferred stock or common stock or other securities, property or assets; stock purchase units; and guarantees by the Corporation of securities of American Airlines, Inc. (“American”)), (ii) securities of American (including, without limitation, debt securities, warrants to purchase debt securities, pass through certificates and guarantees by American of securities issued by the Corporation) and (iii) any other securities that may be described from time to time in the Registration Statement by means of a post-effective amendment thereto (such securities described in clauses (i) through (iii) above being collectively referred to as the “Securities”), such Securities to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or the Board of Directors of American, as the case may be, or any duly authorized committee of either thereof; and
     (b) any and all amendments (including, without limitation, post-effective amendments of any kind whatsoever) to the Registration Statement;
and any and all other documents and instruments in connection with the Registration Statement and any amendments thereto that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.
     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 17th day of July, 2009.

/s/ Philip J. Purcell
Philip J. Purcell

Witness:

/s/ Kenneth W. Wimberly Kenneth W. Wimberly

POWER OF ATTORNEY
     The undersigned, a Director of AMR Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Thomas W. Horton, Gary F. Kennedy and Kenneth W. Wimberly, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to execute and deliver in his or her name, place and stead:
     (a) a Registration Statement on Form S-3 of the Corporation to be filed with the Securities and Exchange Commission (the “SEC”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), (i) securities of the Corporation (including, without limitation, debt securities; shares of common stock; shares of preferred stock; depositary shares representing fractional interests in shares of preferred stock or debt securities; warrants to purchase debt securities, shares of preferred stock or common stock or other securities, property or assets, as well as other types of warrants; stock purchase contracts obligating the Corporation to sell, and holders to purchase, shares of preferred stock or common stock or other securities, property or assets; stock purchase units; and guarantees by the Corporation of securities of American Airlines, Inc. (“American”)), (ii) securities of American (including, without limitation, debt securities, warrants to purchase debt securities, pass through certificates and guarantees by American of securities issued by the Corporation) and (iii) any other securities that may be described from time to time in the Registration Statement by means of a post-effective amendment thereto (such securities described in clauses (i) through (iii) above being collectively referred to as the “Securities”), such Securities to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or the Board of Directors of American, as the case may be, or any duly authorized committee of either thereof; and
     (b) any and all amendments (including, without limitation, post-effective amendments of any kind whatsoever) to the Registration Statement;
and any and all other documents and instruments in connection with the Registration Statement and any amendments thereto that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.
     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 17th day of July, 2009.

/s/ Ray M. Robinson
Ray M. Robinson

Witness:

/s/ Kenneth W. Wimberly Kenneth W. Wimberly

POWER OF ATTORNEY
     The undersigned, a Director of AMR Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Thomas W. Horton, Gary F. Kennedy and Kenneth W. Wimberly, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to execute and deliver in his or her name, place and stead:
     (a) a Registration Statement on Form S-3 of the Corporation to be filed with the Securities and Exchange Commission (the “SEC”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), (i) securities of the Corporation (including, without limitation, debt securities; shares of common stock; shares of preferred stock; depositary shares representing fractional interests in shares of preferred stock or debt securities; warrants to purchase debt securities, shares of preferred stock or common stock or other securities, property or assets, as well as other types of warrants; stock purchase contracts obligating the Corporation to sell, and holders to purchase, shares of preferred stock or common stock or other securities, property or assets; stock purchase units; and guarantees by the Corporation of securities of American Airlines, Inc. (“American”)), (ii) securities of American (including, without limitation, debt securities, warrants to purchase debt securities, pass through certificates and guarantees by American of securities issued by the Corporation) and (iii) any other securities that may be described from time to time in the Registration Statement by means of a post-effective amendment thereto (such securities described in clauses (i) through (iii) above being collectively referred to as the “Securities”), such Securities to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or the Board of Directors of American, as the case may be, or any duly authorized committee of either thereof; and
     (b) any and all amendments (including, without limitation, post-effective amendments of any kind whatsoever) to the Registration Statement;
and any and all other documents and instruments in connection with the Registration Statement and any amendments thereto that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.
     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 17th day of July, 2009.

/s/ Judith Rodin
Judith Rodin

Witness:

/s/ Kenneth W. Wimberly Kenneth W. Wimberly

POWER OF ATTORNEY
     The undersigned, a Director of AMR Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Thomas W. Horton, Gary F. Kennedy and Kenneth W. Wimberly, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to execute and deliver in his or her name, place and stead:
     (a) a Registration Statement on Form S-3 of the Corporation to be filed with the Securities and Exchange Commission (the “SEC”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), (i) securities of the Corporation (including, without limitation, debt securities; shares of common stock; shares of preferred stock; depositary shares representing fractional interests in shares of preferred stock or debt securities; warrants to purchase debt securities, shares of preferred stock or common stock or other securities, property or assets, as well as other types of warrants; stock purchase contracts obligating the Corporation to sell, and holders to purchase, shares of preferred stock or common stock or other securities, property or assets; stock purchase units; and guarantees by the Corporation of securities of American Airlines, Inc. (“American”)), (ii) securities of American (including, without limitation, debt securities, warrants to purchase debt securities, pass through certificates and guarantees by American of securities issued by the Corporation) and (iii) any other securities that may be described from time to time in the Registration Statement by means of a post-effective amendment thereto (such securities described in clauses (i) through (iii) above being collectively referred to as the “Securities”), such Securities to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or the Board of Directors of American, as the case may be, or any duly authorized committee of either thereof; and
     (b) any and all amendments (including, without limitation, post-effective amendments of any kind whatsoever) to the Registration Statement;
and any and all other documents and instruments in connection with the Registration Statement and any amendments thereto that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.
     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 13th day of July, 2009.

/s/ Matthew K. Rose
Matthew K. Rose

Witness:

/s/ Kenneth W. Wimberly Kenneth W. Wimberly

POWER OF ATTORNEY
     The undersigned, a Director of AMR Corporation, a Delaware corporation (the “Corporation”), does hereby constitute and appoint Thomas W. Horton, Gary F. Kennedy and Kenneth W. Wimberly, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to execute and deliver in his or her name, place and stead:
     (a) a Registration Statement on Form S-3 of the Corporation to be filed with the Securities and Exchange Commission (the “SEC”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), (i) securities of the Corporation (including, without limitation, debt securities; shares of common stock; shares of preferred stock; depositary shares representing fractional interests in shares of preferred stock or debt securities; warrants to purchase debt securities, shares of preferred stock or common stock or other securities, property or assets, as well as other types of warrants; stock purchase contracts obligating the Corporation to sell, and holders to purchase, shares of preferred stock or common stock or other securities, property or assets; stock purchase units; and guarantees by the Corporation of securities of American Airlines, Inc. (“American”)), (ii) securities of American (including, without limitation, debt securities, warrants to purchase debt securities, pass through certificates and guarantees by American of securities issued by the Corporation) and (iii) any other securities that may be described from time to time in the Registration Statement by means of a post-effective amendment thereto (such securities described in clauses (i) through (iii) above being collectively referred to as the “Securities”), such Securities to be issued from time to time on terms established in each case by or pursuant to resolutions of the Board of Directors of the Corporation or the Board of Directors of American, as the case may be, or any duly authorized committee of either thereof; and
     (b) any and all amendments (including, without limitation, post-effective amendments of any kind whatsoever) to the Registration Statement;
and any and all other documents and instruments in connection with the Registration Statement and any amendments thereto that such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC and any other regulatory authority; and the undersigned does hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully and for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.
     IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 17th day of July, 2009.

/s/ Roger T. Staubach
Roger T. Staubach

Witness:

/s/ Kenneth W. Wimberly Kenneth W. Wimberly